WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

FIRST SECURITY BANK
JORE CORP BANCONTROL ACCOUNT
MAC U1201-081
LOAN ADJUSTMENT GROUP
SALT LAKE CITY UT
                                                                     Page 1 of 4

                                                         Account No: 003-0082267

                                                   Statement Start Date:11/01/01
                                                     Statement End Date:11/30/01

For Customer Assistance:
Call your Customer Service Officer or Client Services 1-800-AT WELLS (289-3557) 5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number              Beginning Balance                   Ending Balance
WellsOne Account
003-0082267                      129,159.07                       156,133.55

Credits
  Deposits
Effective       Posted          Amount          Transaction Detail
Date            Date
                Nov 01         6,670.36         Wholesale Lockbox Deposit
                Nov 05        84,003.90         Wholesale Lockbox Deposit
                Nov 06        74,483.25         Deposit
                Nov 07        51,064.54         Wholesale Lockbox Deposit
                Nov 08        22,357.79         Wholesale Lockbox Deposit
                Nov 09        61,651.36         Wholesale Lockbox Deposit
                Nov 13        36,676.03         Wholesale Lockbox Deposit
                Nov 15        52,629.18         Wholesale Lockbox Deposit
                Nov 16       105,496.96         Wholesale Lockbox Deposit
                NOV 19       175,982.56         Wholesale Lockbox Deposit
                Nov ~0        32,535.85         Deposit
                Nov 21         1,225.00         Wholesale Lockbox Deposit
                Nov 23           649.48         Wholesale Lockbox Deposit
                Nov 26       130,028.58         Deposit
                Nov 27        75,713.30         Wholesale Lockbox Deposit
                Nov 28         8,997.32         Wholesale Lockbox Deposit
                Nov 29       125,350.74         Wholesale Lockbox Deposit
                NOv 30        27,987.55         Wholesale Lockbox Deposit

                           1,073,503.75         Total Deposits

Electronic Deposits/Bank Credits
Effective       Posted          Amount          Transaction Detail
Date            Date
                Nov O1        87,700.66         ZBA Funding Account Transfer
                                                From 5130001216
                Nov 05     1,376,322.01         ZBA Funding Account Transfer
                                                From 5130001216

                           1,464,022.67         Total Electronic Deposits/
                                                Bank Credits

                           2,537,526.42         Total Credits

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FIRST SECURITY BANK
JORE CORP BANCONTROL ACCOUNT                                         Page 2 of 4

Debits
  Electronic Debits/Bank Debits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Nov 01      108,114.07          WT Seq#30563 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01110111114427
                                                Trn#011101030563 Rrb#013050145
                Nov 02       89,653.02          WT Seq#30414 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01110211504561
                                                Trn#011102030414 Rrb#013060070
                Nov 05    1,382,558.01          WT Seq#24052 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01110510564397
                                                Trn#011105024052 Rrb#013090107
                Nov 06          433.90          WT Seq#24127 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01110611113955
                                                Trn#011106024217 Rrb#013100058
                Nov 07       98,998.25          WT Seq#16727 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01110709264097
                                                Trn#011107016727 Rrb#013110015
                Nov 08       77,573.54          WT Seq#25844 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01110811314342
                                                Trn#011108025844 Rrb#013120070
                Nov 09       49,739.79          WT Seq#27786 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01110911163761
                                                Trn#011109027786 Rrb#013130244
                Nov 13       78,123,36          WT Seq#37498 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01111311030409
                                                Trn#011113037498 Rrb#013170105
                Nov 14        6,626.03          WT Seq#27777 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01111411135636
                                                Trn#011114027777 Rrb#013180044
                Nov 15       32,090.00          WT Seq#37406 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01111512211900
                                                Trn#011115037406 Rrb#013190218
                Nov 16       10,178.18          WT Seq#24494 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01111610391124
                                                Trn#011116024494 Rrb#013200039
                Nov 19      143,453.96          WT Seq#27097 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01111911240863
                                                Trn#011119027097 Rrb#013230176
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FIRST SECURITY BANK
JORE CORP BANCONTROL ACCOUNT                                         Page 3 of 4

Debits
  Electronic Debits/Bank Debits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Nov 20       7,947.56           WT Seq#40219 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01112013130823
                                                Trn#011120040219 Rrb#013240101
                Nov 21     167,199.85           WT Seq#21336 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01112109442655
                                                Trn#011121021336 Rrb#013250067
                Nov 23      44,145.00           WT Seq#18967 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01112309190098
                                                Trn#011123018967 Rrb#013270048
                Nov 26       1,680.48           WT Seq#29196 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01112611341730
                                                Trn#011126029196 Rrb#013300085
                Nov 27         193.58           WT Seq#25736 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01112711050367
                                                Trn#011127025736 Rrb#013310057
                Nov 28     130,030.30           WT Seq#30848 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01112811441396
                                                Trn#011128030848 Rrb#013320129
                Nov 29      70,439.32           WT Seq#39141 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01112912543921
                                                Trn#011129039141 Rrb#013330169
                Nov 30      11,373.74           WT Seq#41936 Syndic/Wfbcorp/Jore
                                                Cor/Bnf= Srf#BW01113011441667
                                                Trn#011130041936 Rrb#013340352

                         2,510,551.94           Total Electronic Debits/ Bank
                                                Debits

                         2,510,551.94           Total Debits

Daily Ledger Balance Summary

Date                     Balance         Date                     Balance
Oct 31                  129,159.07      Nov 13                  44,895.03
Nov 01                  115,416.02      Nov 14                  38,269.00
Nov 02                   25,763.00      Nov 15                  58,808.18
Nov O5                  103,530.90      Nov 16                 154,126.96
Nov 06                  177,580.25      Nov 19                 186,655.56
Nov 07                  129,646.54      Nov 20                 211,243.85
Nov 08                   74,430.79      Nov 21                  45,269.00
Nov 09                   86,342.36      Nov 23                   1,773.48

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FIRST SECURITY BANK
JORE CORP BANCONTROL ACCOUNT                                         Page 4 of 4

Daily Ledger Balance Summary

Date                     Balance         Date                     Balance
Nov 26                  130,121.58      Nov 29                  139,519.74
Nov 27                  205,641.30      Nov 30                  156,133.55
Nov 28                   84,608.32

        Average Daily Ledger Balance            94,579.94

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